                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




         Date of Report (date of earliest event reported): July 27, 2004



                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)


           CAYMAN ISLANDS                         333-75899                           66-0587307
  (State or other jurisdiction of                (Commission                       (I.R.S. Employer
   incorporation or organization)               File Number)                     Identification No.)


                    4 GREENWAY PLAZA
                      HOUSTON, TEXAS                         77046
            (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (713) 232-7500

ITEM 12. Results of Operations and Financial Condition.

Our press release dated July 27, 2004, concerning second quarter 2004 financial results, furnished as Exhibit 99.1 to this report, is incorporated by reference herein. The press release contains certain measures (discussed below) which may be deemed "non-GAAP financial measures" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended.

In the attached press release, we discuss net income, after adjustment for the sale of the semisubmersible rig Sedco 602, on a total and per share basis for the quarter ended June 30, 2004. We also discuss net loss, after adjustment for early retirement of debt, asset impairment charges and the favorable resolution of an existing tax liability, on a total and per share basis for the quarter ended June 30, 2003. In addition, we discuss net income, after adjustment for the sale of the semisubmersible rig Sedco 602, the early retirement of debt and TODCO initial public offering (IPO)-related items, on a total and per share basis for the six months ended June 30, 2004. We also discuss net income, after adjustment for the impact of early retirement of debt, asset impairment charges and the favorable resolution of an existing tax liability, on a total and per share basis for the six months ended June 30, 2003. This information is provided because management believes exclusion of these items will help investors compare results between periods and identify operating trends that could otherwise be masked by these items. The most directly comparable GAAP financial measure, net income (loss), and information reconciling the GAAP and non-GAAP measures are included in the press release.

In the press release, we also discuss field operating income for each of our business segments for the quarters ended June 30, 2003 and 2004. Management believes field operating income is a useful measure of the operating results of a particular segment since the measure only deducts expenses directly related to a segment's operations from that segment's revenues. The most directly comparable GAAP financial measure, operating income before general and administrative expenses, and information reconciling the GAAP and non-GAAP measures are included in the press release.

In the press release, we also discuss net debt at June 30, 2004 and at December 31, 2003. This information is provided because management believes net debt provides useful information regarding the level of our indebtedness by reflecting the amount of indebtedness assuming cash and investments were used to repay debt. The most directly comparable GAAP financial measure, total debt, and the information reconciling the GAAP and the non-GAAP measures are included in the press release.

The information furnished pursuant to this Item 12, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor will it be incorporated by reference into any registration statement filed by Transocean Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Transocean Inc. that the information in this report is material or complete,


                                      -1-
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or that investors should consider this information before making an investment decision with respect to any security of Transocean Inc.


                                      -2-
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 TRANSOCEAN INC.


Date:  July 27, 2004                             By: /s/ Gregory L. Cauthen
                                                     ---------------------------
                                                     Gregory L. Cauthen
                                                     Senior Vice President
                                                     and Chief Financial Officer



                                      -3-
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                                INDEX TO EXHIBITS


             The following exhibit is furnished pursuant to Item 12:


   Exhibit Number               Description
   --------------               -----------
        99.1                    Transocean Inc. Press Release Reporting Second Quarter 2004
                                Financial Results.